Exhibit 99.1

NEWS RELEASE

Sabre Holdings Reports Significant Earnings Growth for Second Quarter 2004

•      2Q 2004 Diluted EPS (Adjusted) of $0.47

•      2Q 2004 Diluted EPS (GAAP) of $0.42

•      2Q 2004 Revenue of $551 million

•      Travelocity reaches quarterly profitability: achieves operating earnings of about $10 million (Adjusted); $1 million (GAAP)

Note: Analyst call today at 9 a.m. CDT, at www.sabre-holdings.com/investor/

SOUTHLAKE, Texas, July 22, 2004 – Sabre Holdings Corporation (NYSE: TSG) today announced financial results for the second quarter, 2004.

The company reported second quarter diluted earnings per share of $0.47 on an adjusted basis.  On a GAAP basis, earnings per share were $0.42.  Revenue for the second quarter was $551 million, an increase of about nine percent year-over-year.

“We had another great quarter,” said Sam Gilliland, president and CEO, Sabre Holdings.  “The company achieved significant earnings growth, doubling our earnings over the same period last year.  Much of that earnings growth came from an increase in travel demand, company-wide cost management, and the profitability turnaround at Travelocity, which improved its operating earnings by over $20 million on a year-over-year basis.”

SABRE HOLDINGS 2Q 2004 FINANCIAL HIGHLIGHTS

(Note: See attached schedules for full financial details and reconciliations of non-GAAP financial measures to GAAP, including adjusting items)

Revenue: Second quarter revenue was $551 million, an increase of 8.6 percent from $507 million in the year-ago quarter.

Operating income: Second quarter operating income, on an adjusted basis, was $105 million.  On a GAAP basis, operating income was $88 million.

Net earnings:  Second quarter net earnings (adjusted) were $66 million, or $0.47 per share on a diluted basis.  On a GAAP basis, second quarter net earnings were $59 million, or $0.42 per share on a diluted basis.

Adjusted EBITDA:  For the second quarter, adjusted earnings before interest, taxes, depreciation, and amortization was $122 million.

Cash/Debt: The company balance sheet as of June 30, 2004 reflected cash and marketable securities of more than $1.0 billion.  Total debt at the end of the quarter was $591 million, which includes notes and bonds payable of $432 million and a $159 million capital lease obligation.

SABRE HOLDINGS BUSINESS REVIEW

TRAVELOCITY

In line with company projections, Travelocity achieved profitability in the second quarter on both an adjusted and GAAP basis.  Travelocity operating income on an adjusted basis was about $10 million, and $1 million on a GAAP basis.

Second quarter revenue from Travelocity was $126 million, a 28.2 percent increase compared to $98 million in the second quarter of 2003. Transaction revenue for the quarter was $107 million, an increase of 49.3 percent, year-over-year.  Non-transaction revenue, which includes advertising, corporate, and international joint ventures, was $18 million, a decrease of 30.0 percent.

Second quarter non-air transaction revenue grew 94.5 percent, year-over-year. Packaging revenue grew 158.2 percent, year-over-year.  In addition, hotel room nights across the Travelocity network were up 59.2 percent, year-over-year.

SABRE TRAVEL NETWORK

Second quarter revenue from the Sabre Travel Network business was $407 million, an increase of 5.1 percent from $388 million in the year-ago quarter.  Global travel bookings were 101 million for the second quarter, an increase of 13.8 percent, compared with 89 million in the year-ago quarter.

SABRE AIRLINE SOLUTIONS

Second quarter revenue from Sabre Airline Solutions was $61 million, an increase of 6.9 percent, compared to $57 million in the year-ago quarter.  Similar to the first quarter, revenue growth in the second quarter was primarily due to strong volume through the reservation system hosting (Passenger Solutions) business.

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RECENT BUSINESS HIGHLIGHTS

Sabre Holdings

•      Entered into a new agreement with Carnival Corporation that ensures all Carnival cruise line brands around the world are available to all Sabre Holdings distribution channels.

•      Repurchased approximately 1.4 million shares of common stock (approximately $35 million) in the second quarter, as part of a $100 million stock repurchase program that was approved in April 2004.

•      Announced a quarterly cash dividend of $0.075 per share on July 20.  The dividend is payable on August 16, 2004 to shareholders of record at the close of regular trading on July 30, 2004.

Travelocity

•      Launched Last Minute Deals and Total Trip through the WCT affiliate network.

•      Announced that Travelocity Europe, its joint venture with Otto, acquired travelchannel.de, a leading German online travel site.

•      Launched enhanced technologies in the Travelocity Business service center that automate the corporate travel reservation process from beginning to end.

•      Honored with a prestigious 2004 Stevie Award for Best New Product or Service in 2003 by the American Business Awards organization for the innovative Travelocity TotalPrice for Cars.

Sabre Travel Network

•      Rolled out several new features for Jurni Network, including new packaging capabilities based on Travelocity’s Total Trip dynamic packaging technology.

•      Signed a five-year GDS subscriber agreement with Expedia, Inc., in which Sabre Travel Network expects to process a meaningful portion of Expedia’s GDS bookings through the Sabre system.

Sabre Airline Solutions

•      Announced a multi-year, $10 million-plus agreement with Air One, the second largest and fastest growing airline in Italy, to deploy the SabreSonic new generation passenger suite to power Air One’s reservations, check-in and web capabilities.

•      Signed a multi-year contract with Aeroflot Russian Airlines, which has the largest booking and flight control centers in Eastern Europe, for the entire SabreSonic suite of products.

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SABRE HOLDINGS OUTLOOK

3Q 2004

For the third quarter 2004, the company projects revenue to be in the range of $545 million to $565 million.  Diluted earnings per share are expected to be in the range of $0.37 to $0.40 on an adjusted basis, and in the range of $0.31 to $0.34 on a GAAP basis.

Adjusting items in the third quarter, net of tax and minority interest, are projected to be approximately $8 million.  This estimate includes stock compensation and amortization of intangible assets.

Full Year 2004

The company updated its revenue and earnings projections for 2004.  The company now expects:

•      Total company revenue growth of approximately 7 percent to 9 percent on an adjusted basis, year-over-over, versus previous guidance of 5 percent to 10 percent

•      Total company revenue growth of approximately 5 percent to 7 percent on a GAAP basis, year-over-year, versus previous guidance of 3 percent to 7 percent

•      2004 earnings per share on an adjusted basis in the range of $1.40 to $1.50 versus previous guidance of $1.30 to $1.35

•      2004 earnings per share on a GAAP basis in the range of $1.21 to $1.31 versus previous guidance of $1.09 to $1.14

About Sabre Holdings Corporation

Sabre Holdings, an S&P 500 company, is a world leader in travel commerce, retailing travel products and providing distribution and technology solutions for the travel industry. Sabre Holdings supports travelers, travel agents, corporations and travel suppliers through its companies: Travelocity, Sabre Travel Network, and Sabre Airline Solutions. Headquartered in Southlake, Texas, in the Dallas-Fort Worth Metroplex, the company has more than 6,000 employees in 43 countries. Full year 2003 revenues totaled $2.05 billion. Sabre Holdings is traded on the New York Stock Exchange under the symbol TSG. More information is available at www.sabre-holdings.com.

Statements in this report and the exhibit hereto which are not purely historical facts, including statements about forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.  All

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forward-looking statements are based upon information available to the Company on the date this report was submitted.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s revenues being highly dependent on the travel and transportation industries; structural changes within the travel industry, such as the financial instability or bankruptcy of many of the air carriers; or geopolitical developments, such as the risk of terrorist attacks.  The Company may not succeed in addressing these and other risks.  Further information regarding factors that could affect our financial and other results can be found in the risk factors section of our most recent filing on Form 10-Q with the Securities and Exchange Commission.

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Media Contact:	Investor Relations:
Michael Berman	Karen Fugate
Sabre Holdings	Sabre Holdings
682 605 2397	682 605 2343
michael.berman@sabre-holdings.com	karen.fugate@sabre-holdings.com

Financial Schedules to Follow

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Sabre Holdings Corporation

Condensed Consolidated Statements of Income -                  Unadjusted

(Unaudited - In millions except per share amounts)

	Three months ended June 30,			Six months ended June 30,
	2004	2003	Percent	2004	2003	Percent

Revenues
Sabre Travel Network	$407.4	$387.8	5.1%	$818.2	$822.4	(0.5)%
Travelocity	125.5	98.0	28.2%	237.0	184.6	28.4%
Sabre Airline Solutions	60.5	56.6	6.9%	120.2	114.2	5.3%
Elimination of intersegment revenues	(42.5)	(35.1)	21.1%	(84.8)	(70.2)	20.8%
Total revenues	550.9	507.2	8.6%	1,090.7	1,051.0	3.8%

Operating expenses	462.5	466.8	(0.9)%	932.7	906.7	2.9%

Operating income	88.4	40.4	119.0%	157.9	144.3	9.5%

Other income (expense)
Interest income (expense) net	(3.1)	(1.3)	(135.3)%	(6.3)	(2.4)	(163.9)%
Other, net	6.0	(29.9)	(119.9)%	6.3	(29.5)	(121.3)%

Minority interest	0.1	0.0	162.1%	0.2	(0.6)	(131.4)%

Income before provision for income taxes	91.4	9.2	898.0%	158.1	111.8	41.4%

Provision for income taxes	32.4	2.3	1286.4%	56.1	40.1	40.0%

Net earnings	$58.9	$6.8	764.7%	$102.0	$71.7	42.2%

Operating Margin	16.1%	8.0%		14.5%	13.7%

Earnings per share- basic	$0.43	$0.05		$0.74	$0.50

Earnings per share- diluted	$0.42	$0.05		$0.73	$0.50

Weighted average shares -basic	137.4	142.4		138.3	142.3
Weighted average shares -diluted	140.0	143.1		139.8	142.8

Sabre Holdings Corporation

Condensed Consolidated Statements of Income -                  Adjusted

(Unaudited - In millions except per share amounts)

	Three months ended June 30,			Six months ended June 30,
	2004	2003	Percent	2004	2003	Percent

Revenues
Sabre Travel Network	$407.4	$387.8	5.1%	$818.2	$786.0	4.1%
Travelocity	125.5	98.0	28.2%	237.0	184.6	28.4%
Sabre Airline Solutions	60.5	56.6	6.9%	120.2	114.2	5.3%
Elimination of intersegment revenues	(42.5)	(35.1)	21.1%	(84.8)	(70.2)	20.8%
Total revenues	550.9	507.2	8.6%	1,090.7	1,014.6	7.5%

Operating expenses	446.4	452.9	(1.4)%	903.1	877.6	2.9%

Operating income	104.5	54.3	92.5%	187.6	136.9	37.0%

Other income (expense)
Interest income (expense) net	(3.1)	(1.3)	(135.3)%	(6.3)	(2.4)	(163.9)%
Other, net	1.0	(1.9)	(155.4)%	1.4	(1.2)	(213.3)%

Minority interest	(0.7)	(0.8)	(5.9)%	(1.5)	(2.2)	(33.3)%

Income before provision for income taxes	101.7	50.3	102.2%	181.1	131.1	38.2%

Provision for income taxes	36.2	17.9	101.6%	64.6	47.2	36.8%

Net earnings	$65.5	$32.4	102.5%	$116.6	$83.9	38.9%

Operating margin	19.0%	10.7%		17.2%	13.5%

Earnings per share- basic	$0.48	$0.23		$0.84	$0.59

Earnings per share- diluted	$0.47	$0.23		$0.83	$0.59

Weighted average shares -basic	137.4	142.4		138.3	142.3
Weighted average shares -diluted	140.0	143.1		139.8	142.8

Sabre Holdings Corporation

Reconciliation of Unadjusted Results to Adjusted Net Earnings

Three and Six Months ended June 30, 2004

(Unaudited, in millions, except percents)

	Three months ended June 30,			Six months ended June 30,
	2004	2003	Change*	2004	2003	Change*

Unadjusted operating income	$88.4	$40.4	119.0%	$157.9	$144.3	9.5%
Adjustments to operating income:
Travelocity intangible amortization and stock compensation	$8.7	$11.4	(23.9)%	$18.1	$23.4	(22.5)%
Sabre Pacific, DCS, Nexion intang. amort. and def. comp.	$3.1	$2.3	33.8%	$6.3	$4.6	35.4%
Subscriber settlement agreement	$0.0	$0.0	0.0%	$0.0	$(36.5)	(100.0)%
Gradient intangible amortization and stock compensation	$1.0	$1.0	(1.2)%	$2.0	$2.1	(0.7)%
Gradient intangible amortization - impairment	$3.2	$0.0	0.0%	$3.2	$0.0	0.0%
Restructuring charges	$0.0	$(0.9)	(100.0)%	$0.0	$(0.9)	(100.0)%
Adjusted operating income	$104.5	$54.3	92.5%	$187.6	$137.0	37.0%

Unadjusted other income and minority interest	$2.9	$(31.2)	(109.4)%	$0.2	$(32.5)	(100.5)%
Adjustments to other income and minority interest:
Realized loss on disposal of Hotels.com warrants	$0.0	$0.1	(100.0)%	$0.0	$0.4	(100.0)%
Impact of adjusting items on minority interests	$(0.8)	$(0.8)	1.3%	$(1.7)	$(1.6)	2.1%
Travelocity shareholder settlement	$1.1	$0.0	0.0%	$1.1	$0.0	0.0%
ARC arbitration settlement	$(6.0)	$0.0	0.0%	$(6.0)	$0.0	0.0%
Loss on refinancing of headquarters facility	$0.0	$27.9	(100.0)%	$0.0	$27.9	(100.0)%
Adjusted income before provision for income taxes	$101.7	$50.3	102.2%	$181.1	$131.1	38.1%

Unadjusted provision for income taxes	$32.4	$2.3	1286.4%	$56.1	$40.1	40.0%
Adjustments to taxes	$3.7	$15.6	(76.1)%	$8.4	$7.1	19.0%
Adjusted provision for income taxes	$36.2	$17.9	101.6%	$64.6	$47.2	36.8%

Adjusted net earnings	$65.5	$32.4	102.5%	$116.6	$83.9	38.9%

*      Percents shown reflect changes in unrounded figures and may not agree to the percent changes in figures after rounding.

Sabre Holdings Corporation

Sabre Travel Network

Bookings Summary - 2Q 2004

(millions)

	2Q04	2Q03	% Change	YTD04	YTD03	% Change

Total Bookings	101.4	89.1	13.8%	206.4	182.8	12.9%

Geographic
US	52.6	49.6	6.2%	108.5	100.4	8.0%
International	48.7	39.5	23.3%	97.9	82.4	18.7%
	101.4	89.1	13.8%	206.4	182.8	12.9%

Channel
Traditional Agency	91.3	80.3	13.6%	186.3	165.0	12.9%
Consumer on-line	10.1	8.8	15.5%	20.0	17.9	12.3%
	101.4	89.1	13.8%	206.4	182.8	12.9%

Air/Non-Air
Air	89.2	78.3	13.9%	182.2	161.7	12.7%
Non-Air	12.2	10.8	12.9%	24.2	21.1	14.5%
	101.4	89.1	13.8%	206.4	182.8	12.9%

Direct/Non-Direct
Direct	83.3	78.5	6.1%	171.6	159.5	7.6%
Non-Direct	18.1	10.6	70.8%	34.8	23.3	49.1%
	101.4	89.1	13.8%	206.4	182.8	12.9%

Sabre Holdings Corporation

Non-GAAP Financials Reconciliations

($ in millions)

Sabre Holdings Revenue Reconciliation

				3Q 2004 Guidance				FY 2004 Guidance
				Low		High	3Q 2003	Low		High	FY 2003
GAAP Revenue				$545.4		$565.1	$526.8	$2,140.9		$2,180.9	$2,045.2
Growth %				3.5%		7.3%		4.7%		6.6%
Less: subscriber settlement				—		—	(7.8)	—		—	(44.3)

Adjusted Revenue				$545.4		$565.1	$519.0	$2,140.9		$2,180.9	$2,000.9
Growth %				5.1%		8.9%		7.0%		9.0%

Operating Income Reconciliations

Sabre Holdings

	2Q 2004	2Q 2003
GAAP Operating Income	$88.4	$40.4
GAAP operating margin	16.1%	8.0%

Add: Amortization of intangibles, stock compensation and transaction fees from merger & acquisition activity	12.9	14.8
Add: Impairment of intangibles	3.2	—
Less: restructuring charge	—	(0.9)

Adjusted Operating Income	$104.5	$54.3
Adjusted Operating margin	19.0%	10.7%

Travelocity

	2Q 2004	2Q 2003
GAAP Operating Income (Loss)	$0.9	$(22.3)
GAAP operating margin	0.7%

Add: amortization of intangibles and transaction fees from merger & acquisition activity	7.4	8.5
Add: stock compensation	1.3	3.0
Less: Restructuring charges	—	(0.0)

Adjusted Operating Income (Loss)	$9.6	$(10.9)
Adjusted Operating margin	7.7%

Net Earnings Reconciliation

				3Q 2004 Guidance				FY 2004 Guidance
	2Q 2004	2Q 2003		Low		High		Low		High

GAAP Net Earnings	$58.9	$6.8		$43.7		$47.9		$168.1		$182.0
Adjustments, net of taxes:
Add: Amortization of intangibles, stock compensation and transaction fees from merger & acquisition activity	7.5	8.7		7.7		7.7		27.7		27.7
Add: Impairment of intangibles	2.1	—		—		—		2.1		2.1
Less: One-time settlements	(3.0)	—		—		—		(3.0)		(3.0)
Add: Loss on refinancing of headquarters facility	—	17.4		—		—		—		—
Less: Restructuring charge	—	(0.6)		—		—		—		—

Adjusted net earnings	$65.5	$32.4		$51.4		$55.6		$194.9		$208.8

GAAP EPS	$0.42	$0.05		$0.31		$0.34		$1.21		$1.31
Adjusted EPS	$0.47	$0.23		$0.37		$0.40		$1.40		$1.50

Diluted share count	140.0	143.1	million	139.0	million			139.2	million

Adjusted EBITDA Reconciliation

	2Q 2004

GAAP Net Earnings	$58.9
Add: Taxes	32.4
Add: Interest Expense	6.4
Less: Interest Income	(3.3)
Less: Other, net	(6.0)
Less: Minority Interest	(0.1)
Add: Depreciation & Amortization	33.6

Adjusted EBITDA	$122.1